
                                                          Exhibit 99.1

                                                          Loan Group 2

                                                        Mortgage Rates(1)

                                                                                          Weighted               Weighted
                                                            Percent of                     Average  Weighted      Average
                                                 Aggregate    Mortgage          Average  Remaining   Average     Original
                                Number of        Principal    Loans in        Principal    Term to      FICO     Loan-to-
                                 Mortgage          Balance        Loan          Balance   Maturity    Credit  Value Ratio
Mortgage Rate (%)                   Loans      Outstanding     Group 2  Outstanding ($)   (Months)     Score          (%)
-------------------------------------------------------------------------------------------------------------------------
6.625.........................         60   $35,738,041.40      15.89%       595,634.02        360       754        74.75
6.750.........................        103    62,549,274.63       27.80       607,274.51        360       741        73.89
6.770.........................          1       521,670.00        0.23       521,670.00        360       748        86.51
6.875.........................        212   126,167,577.14       56.08       595,130.08        360       741        74.60
Total.........................  ---------  ---------------  ----------
                                      376  $224,976,563.17     100.00%
                                =========  ===============  ==========

---------
(1) The lender acquired mortgage insurance mortgage loans in loan group 2 are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans in loan group 2 (net of such premiums) was approximately 6.800% per annum. Without the adjustment, the weighted average on the mortgage loans in loan group 2 was approximately 6.801% per annum.


                                           Current Mortgage Loan Principal Balances(1)

                                                                                                    Weighted             Weighted
                                                            Percent of                               Average  Weighted    Average
                                                 Aggregate    Mortgage          Average  Weighted  Remaining   Average   Original
Range of                        Number of        Principal    Loans in        Principal   Average    Term to      FICO   Loan-to-
Current Mortgage                 Mortgage          Balance        Loan          Balance  Mortgage   Maturity    Credit      Value
Loan Principal Balances ($)         Loans      Outstanding     Group 2  Outstanding ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 450,000.00.......         27   $11,766,259.67       5.23%       435,787.40     6.833        360       730      75.10
450,000.01 - 500,000.00.......         91    43,498,005.55       19.33       478,000.06     6.798        360       746      74.55
500,000.01 - 550,000.00.......         73    38,228,555.07       16.99       523,678.84     6.815        360       742      75.28
550,000.01 - 600,000.00.......         59    33,928,902.53       15.08       575,066.14     6.792        360       748      76.24
600,000.01 - 650,000.00.......         38    23,691,202.53       10.53       623,452.70     6.790        360       739      72.03
650,000.01 - 700,000.00.......         22    14,969,311.00        6.65       680,423.23     6.773        360       748      74.68
700,000.01 - 750,000.00.......         22    15,976,748.00        7.10       726,215.82     6.795        360       742      76.24
750,000.01 - 1,000,000.00.....         37    33,025,578.82       14.68       892,583.21     6.807        360       740      73.84
1,000,000.01 - 1,500,000.00...          6     8,042,000.00        3.57     1,340,333.33     6.806        360       744      66.06
1,500,000.01 - 2,000,000.00...          1     1,850,000.00        0.82     1,850,000.00     6.875        360       760      79.57
Total.........................  ---------  ---------------  ----------
                                      376  $224,976,563.17     100.00%
                                =========  ===============  ==========

----------
(1)   As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 2 was approximately
      $598,342.




                                                      FICO Credit Scores(1)

                                                                                                    Weighted             Weighted
                                                            Percent of                               Average  Weighted    Average
                                                 Aggregate    Mortgage          Average  Weighted  Remaining   Average   Original
                                Number of        Principal    Loans in        Principal   Average    Term to      FICO   Loan-to-
Range of  FICO                   Mortgage          Balance        Loan          Balance  Mortgage   Maturity    Credit      Value
Credit Scores                       Loans      Outstanding     Group 2  Outstanding ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------------------------------------------------------------------------------------------------
660 - 679.....................         28   $15,625,803.65       6.95%       558,064.42     6.836        360       669      75.97
680 - 699.....................         23    12,459,120.19        5.54       541,700.88     6.774        360       689      75.39
700 - 719.....................         61    38,058,110.32       16.92       623,903.45     6.814        360       709      74.48
720 and above.................        264   158,833,529.01       70.60       601,642.16     6.797        360       763      74.22
Total.........................  ---------  ---------------  ----------
                                      376  $224,976,563.17     100.00%
                                =========  ===============  ==========

---------
(1)   As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans in loan group 2 was approximately 743.


                                               Original Loan-to-Value Ratios(1)(2)

                                                                                                    Weighted             Weighted
                                                            Percent of                               Average  Weighted    Average
                                                 Aggregate    Mortgage          Average  Weighted  Remaining   Average   Original
                                Number of        Principal    Loans in        Principal   Average    Term to      FICO   Loan-to-
Range of Original                Mortgage          Balance        Loan          Balance  Mortgage   Maturity    Credit      Value
Loan-to-Value Ratios (%)            Loans      Outstanding     Group 2  Outstanding ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------------------------------------------------------------------------------------------------
50.00 and below...............         12    $7,618,487.52       3.39%       634,873.96     6.801        360       753      42.45
50.01 to 55.00................         14     8,515,532.44        3.79       608,252.32     6.812        360       746      52.08
55.01 to 60.00................         11     8,083,162.49        3.59       734,832.95     6.825        360       743      58.43
60.01 to 65.00................         17    10,882,816.39        4.84       640,165.67     6.752        360       747      62.62
65.01 to 70.00................         32    17,761,809.84        7.89       555,056.56     6.795        360       743      68.28
70.01 to 75.00................         31    19,987,159.05        8.88       644,747.07     6.816        360       736      73.22
75.01 to 80.00................        249   146,891,487.68       65.29       589,925.65     6.800        360       744      79.55
80.01 to 85.00................          3     1,475,095.23        0.66       491,698.41     6.791        360       689      84.34
85.01 to 90.00................          4     2,179,382.53        0.97       544,845.63     6.965        359       713      89.16
90.01 to 95.00................          3     1,581,630.00        0.70       527,210.00     6.800        360       744      94.62
Total.........................  ---------  ---------------  ----------
                                      376  $224,976,563.17     100.00%
                                =========  ===============  ==========

---------
(1)   As of the cut-off date, the weighted average original Loan-to-Value
      Ratio of the mortgage loans in loan group 2 was approximately 74.45%.
(2)   Does not take into account any secondary financing on the mortgage loans in loan group 2 that may exist at the time of origination.




                                       Geographic Distribution of Mortgaged Properties(1)

                                                                                                    Weighted             Weighted
                                                            Percent of                               Average  Weighted    Average
                                                 Aggregate    Mortgage          Average  Weighted  Remaining   Average   Original
                                Number of        Principal    Loans in        Principal   Average    Term to      FICO   Loan-to-
                                 Mortgage          Balance        Loan          Balance  Mortgage   Maturity    Credit      Value
State                               Loans      Outstanding     Group 2  Outstanding ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------------------------------------------------------------------------------------------------
Arizona.......................          8    $4,518,421.00       2.01%       564,802.63     6.798        360       731      77.14
California....................        107    64,956,146.31       28.87       607,066.79     6.800        360       740      72.08
Colorado......................         16     9,355,493.63        4.16       584,718.35     6.801        360       750      77.23
Florida.......................         19    10,922,487.12        4.85       574,867.74     6.821        360       745      71.72
Illinois......................         14     9,335,260.72        4.15       666,804.34     6.766        360       749      69.42
Maryland......................         20    12,821,174.10        5.70       641,058.71     6.809        360       738      75.65
Massachusetts.................         12     6,315,688.83        2.81       526,307.40     6.806        359       746      76.51
Montana.......................          8     4,953,940.00        2.20       619,242.50     6.862        360       765      65.54
Nevada........................         14     7,446,111.00        3.31       531,865.07     6.807        360       742      79.02
New Jersey....................         22    12,688,646.65        5.64       576,756.67     6.806        360       738      73.33
New York......................         22    13,142,905.33        5.84       597,404.79     6.841        360       747      77.38
Pennsylvania..................          9     4,946,288.21        2.20       549,587.58     6.749        359       736      78.74
Texas.........................         11     7,939,201.37        3.53       721,745.58     6.785        360       745      77.19
Virginia......................         19    11,740,371.93        5.22       617,914.31     6.814        360       729      76.90
Washington....................         11     6,327,024.71        2.81       575,184.06     6.793        360       746      76.35
Other (less than 2%)..........         64    37,567,402.26       16.70       586,990.66     6.787        360       750      76.23
Total.........................  ---------  ---------------  ----------
                                      376  $224,976,563.17     100.00%
                                =========  ===============  ==========

---------
(1)   The Other row in the preceding table includes 21 other states with under
      2% concentrations individually. As of the cut-off date, no more than approximately 1.150% of the mortgage loans in loan group 2 were secured by mortgaged properties located in any one postal zip code area.


                                                          Loan Purpose

                                                                                                    Weighted             Weighted
                                                            Percent of                               Average  Weighted    Average
                                                 Aggregate    Mortgage          Average  Weighted  Remaining   Average   Original
                                Number of        Principal    Loans in        Principal   Average    Term to      FICO   Loan-to-
                                 Mortgage          Balance        Loan          Balance  Mortgage   Maturity    Credit      Value
Loan Purpose                        Loans      Outstanding     Group 2  Outstanding ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------------------------------------------------------------------------------------------------
Refinance (cash-out)..........         96   $54,380,081.78      24.17%       566,459.19     6.813        360       731      70.59
Purchase......................        204   124,192,222.97       55.20       608,785.41     6.798        360       750      76.61
Refinance (rate/term).........         76    46,404,258.42       20.63       610,582.35     6.798        360       739      73.20
Total.........................  ---------  ---------------  ----------
                                      376  $224,976,563.17     100.00%
                                =========  ===============  ==========




                                                  Types of Mortgaged Properties

                                                                                                    Weighted             Weighted
                                                            Percent of                               Average  Weighted    Average
                                                 Aggregate    Mortgage          Average  Weighted  Remaining   Average   Original
                                Number of        Principal    Loans in        Principal   Average    Term to      FICO   Loan-to-
                                 Mortgage          Balance        Loan          Balance  Mortgage   Maturity    Credit      Value
Property Type                       Loans      Outstanding     Group 2  Outstanding ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------------------------------------------------------------------------------------------------
2 to 4 Family Residence.......          2    $1,160,525.33       0.52%       580,262.67     6.875        360       756      79.52
Low-Rise Condominium..........         16     9,510,740.77        4.23       594,421.30     6.794        360       753      76.92
Planned Unit Development......        116    70,670,764.39       31.41       609,230.73     6.804        360       738      76.50
Single Family Residence.......        242   143,634,532.68       63.84       593,531.13     6.800        360       745      73.24
Total.........................  ---------  ---------------  ----------
                                      376  $224,976,563.17     100.00%
                                =========  ===============  ==========


                                                       Occupancy Types(1)

                                                                                                    Weighted             Weighted
                                                            Percent of                               Average  Weighted    Average
                                                 Aggregate    Mortgage          Average  Weighted  Remaining   Average   Original
                                Number of        Principal    Loans in        Principal   Average    Term to      FICO   Loan-to-
                                 Mortgage          Balance        Loan          Balance  Mortgage   Maturity    Credit      Value
Occupancy Type                      Loans      Outstanding     Group 2  Outstanding ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------------------------------------------------------------------------------------------------
Primary Residence.............        350  $209,692,331.65      93.21%       599,120.95     6.802        360       742      74.49
Secondary Residence...........         26    15,284,231.52        6.79       587,855.06     6.791        360       760      73.90
Total.........................  ---------  ---------------  ----------
                                      376  $224,976,563.17     100.00%
                                =========  ===============  ==========

----------
(1)   Based upon representations of the related borrowers at the time of origination.




                                                 Remaining Terms to Maturity(1)

                                                                                          Weighted               Weighted
                                                            Percent of                     Average  Weighted      Average
                                                 Aggregate    Mortgage          Average  Remaining   Average     Original
                                Number of        Principal    Loans in        Principal    Term to      FICO     Loan-to-
Remaining Term                   Mortgage          Balance        Loan          Balance   Maturity    Credit  Value Ratio
to Maturity (Months)                Loans      Outstanding     Group 2  Outstanding ($)   (Months)     Score          (%)
-------------------------------------------------------------------------------------------------------------------------
360...........................        340  $205,107,135.89      91.17%       603,256.28      6.800       743        74.42
359...........................         29    16,421,793.35        7.30       566,268.74      6.817       741        73.88
358...........................          3     1,497,584.11        0.67       499,194.70      6.875       766        78.53
357...........................          1       468,449.52        0.21       468,449.52      6.875       767        80.00
355...........................          1       533,111.47        0.24       533,111.47      6.625       739        79.81
354...........................          1       497,316.33        0.22       497,316.33      6.625       750        80.00
349...........................          1       451,172.50        0.20       451,172.50      6.750       766        80.00
Total.........................  ---------  ---------------  ----------
                                      376  $224,976,563.17     100.00%
                                =========  ===============  ==========

------------
(1)   As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 2 was approximately 360 months.


                                              Interest-Only Periods at Origination

                                                                                                    Weighted             Weighted
                                                            Percent of                               Average  Weighted    Average
                                                 Aggregate    Mortgage          Average  Weighted  Remaining   Average   Original
                                Number of        Principal    Loans in        Principal   Average    Term to      FICO   Loan-to-
Interest-Only                    Mortgage          Balance        Loan          Balance  Mortgage   Maturity    Credit      Value
Period (months)                     Loans      Outstanding     Group 2  Outstanding ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------------------------------------------------------------------------------------------------
0.............................        273  $159,939,799.50      71.09%       585,860.07     6.802        360       744      74.30
120...........................        103    65,036,763.67       28.91       631,424.89     6.800        360       741      74.83
Total.........................  ---------  ---------------  ----------
                                      376  $224,976,563.17     100.00%
                                =========  ===============  ==========


                                            Prepayment Charge Periods at Origination

                                                                                                    Weighted             Weighted
                                                            Percent of                               Average  Weighted    Average
                                                Aggregate     Mortgage          Average  Weighted  Remaining   Average   Original
                                Number of       Principal     Loans in        Principal   Average    Term to      FICO   Loan-to-
Prepayment Charge                Mortgage         Balance         Loan          Balance  Mortgage   Maturity    Credit      Value
Period (months)                     Loans     Outstanding      Group 2  Outstanding ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------------------------------------------------------------------------------------------------
0.............................        370  $221,786,310.17      98.58%       599,422.46     6.802        360       743      74.57
12............................          1       436,000.00        0.19       436,000.00     6.875        360       807      80.00
60............................          5     2,754,253.00        1.22       550,850.60     6.728        360       751      64.17
Total.........................  ---------  ---------------  ----------
                                      376  $224,976,563.17     100.00%
                                =========  ===============  ==========




                                                          Loan Group 3

                                                        Mortgage Rates(1)

                                                                                          Weighted               Weighted
                                                            Percent of                     Average  Weighted      Average
                                                 Aggregate    Mortgage          Average  Remaining   Average     Original
                                Number of        Principal    Loans in        Principal    Term to      FICO     Loan-to-
                                 Mortgage          Balance        Loan          Balance   Maturity    Credit  Value Ratio
Mortgage Rate (%)                   Loans      Outstanding     Group 3  Outstanding ($)   (Months)     Score          (%)
-------------------------------------------------------------------------------------------------------------------------
6.750.........................         53   $32,835,577.35      11.94%       619,539.20        360       737        75.55
6.875.........................         83    51,328,606.82       18.67       618,416.95        360       738        73.72
7.000.........................        125    77,408,420.23       28.16       619,267.36        360       737        74.06
7.095.........................          1       553,000.00        0.20       553,000.00        360       682        83.16
7.125.........................         79    51,057,164.32       18.57       646,293.22        360       740        72.37
7.235.........................          1       558,000.00        0.20       558,000.00        360       718        90.00
7.250.........................         51    28,108,384.37       10.22       551,144.79        359       743        77.92
7.375.........................         30    17,591,302.72        6.40       586,376.76        360       731        76.86
7.500.........................         12     7,163,056.28        2.61       596,921.36        360       743        77.21
7.625.........................          3     1,605,772.00        0.58       535,257.33        360       678        82.66
7.750.........................          5     4,115,000.00        1.50       823,000.00        360       733        74.93
7.875.........................          1       582,900.00        0.21       582,900.00        360       668       100.00
8.000.........................          1       935,532.00        0.34       935,532.00        360       723        80.00
8.500.........................          1       444,300.00        0.16       444,300.00        360       797        77.74
8.750.........................          1       615,200.00        0.22       615,200.00        360       809        80.00
Total.........................  ---------  ---------------  ----------
                                      447  $274,902,216.09     100.00%
                                =========  ===============  ==========

---------
(1)   The lender acquired mortgage insurance mortgage loans in loan group 3 are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans in loan group 3
      (net of such premiums) was approximately 7.060% per annum. Without the adjustment, the weighted average on the mortgage loans in loan group 3 was approximately 7.061% per annum.




                                           Current Mortgage Loan Principal Balances(1)

                                                                                                    Weighted             Weighted
                                                            Percent of                               Average  Weighted    Average
                                                 Aggregate    Mortgage          Average  Weighted  Remaining   Average   Original
Range of                        Number of        Principal    Loans in        Principal   Average    Term to      FICO   Loan-to-
Current Mortgage                 Mortgage          Balance        Loan          Balance  Mortgage   Maturity    Credit      Value
Loan Principal Balances ($)         Loans      Outstanding     Group 3  Outstanding ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------------------------------------------------------------------------------------------------
0 - 400,000.00................          2       $70,292.53       0.03%        35,146.27     7.303        158       756      77.13
400,000.01 - 450,000.00.......         37    16,172,548.91        5.88       437,095.92     7.100        360       736      72.79
450,000.01 - 500,000.00.......        105    50,305,678.42       18.30       479,101.70     7.030        360       741      74.93
500,000.01 - 550,000.00.......         77    40,607,635.48       14.77       527,371.89     7.034        360       731      76.26
550,000.01 - 600,000.00.......         60    34,615,893.56       12.59       576,931.56     7.116        360       731      77.16
600,000.01 - 650,000.00.......         64    40,471,406.27       14.72       632,365.72     7.054        360       743      76.03
650,000.01 - 700,000.00.......         20    13,471,435.46        4.90       673,571.77     7.093        360       748      75.49
700,000.01 - 750,000.00.......         13     9,489,600.00        3.45       729,969.23     7.068        360       751      76.04
750,000.01 - 1,000,000.00.....         55    48,707,275.88       17.72       885,586.83     7.072        360       736      74.76
1,000,000.01 - 1,500,000.00...          9    10,715,049.58        3.90     1,190,561.06     7.087        360       750      65.43
1,500,000.01 - 2,000,000.00...          3     5,560,000.00        2.02     1,853,333.33     7.000        360       725      55.92
Above 2,000,000.00............          2     4,715,400.00        1.72     2,357,700.00     6.941        359       725      74.73
Total.........................  ---------  ---------------  ----------
                                      447  $274,902,216.09     100.00%
                                =========  ===============  ==========

----------
(1)   As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 3 was approximately
      $614,994.




                                                      FICO Credit Scores(1)

                                                                                                    Weighted             Weighted
                                                            Percent of                               Average  Weighted    Average
                                                 Aggregate    Mortgage          Average  Weighted  Remaining   Average   Original
                                Number of        Principal    Loans in        Principal   Average    Term to      FICO   Loan-to-
Range of  FICO                   Mortgage          Balance        Loan          Balance  Mortgage   Maturity    Credit      Value
Credit Scores                       Loans      Outstanding     Group 3  Outstanding ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------------------------------------------------------------------------------------------------
660 - 679.....................         26   $14,497,164.65       5.27%       557,583.26     7.128        360       668      79.81
680 - 699.....................         38    22,109,246.67        8.04       581,822.28     7.077        360       688      76.21
700 - 719.....................         98    63,107,559.19       22.96       643,954.69     7.041        360       709      74.47
720 and above.................        285   175,188,245.58       63.73       614,695.60     7.061        360       760      74.21
Total.........................  ---------  ---------------  ----------
                                      447  $274,902,216.09     100.00%
                                =========  ===============  ==========

---------
(1)   As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans in loan group 3 was approximately 738.


                                               Original Loan-to-Value Ratios(1)(2)

                                                                                                    Weighted             Weighted
                                                            Percent of                               Average  Weighted    Average
                                                 Aggregate    Mortgage          Average  Weighted  Remaining   Average   Original
Range of Original               Number of        Principal    Loans in        Principal   Average    Term to      FICO   Loan-to-
Loan-to-Value                    Mortgage          Balance        Loan          Balance  Mortgage   Maturity    Credit      Value
Ratios (%)                          Loans      Outstanding     Group 3  Outstanding ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------------------------------------------------------------------------------------------------
50.00 and below...............         14   $10,277,778.47       3.74%       734,127.03     6.962        360       746      42.28
50.01 to 55.00................         13     8,317,600.00        3.03       639,815.38     7.002        360       743      52.50
55.01 to 60.00................          9     8,149,600.00        2.96       905,511.11     7.117        360       737      58.64
60.01 to 65.00................         15     9,323,727.68        3.39       621,581.85     6.997        359       750      63.33
65.01 to 70.00................         46    28,517,163.91       10.37       619,938.35     7.085        360       747      68.48
70.01 to 75.00................         48    30,968,680.85       11.27       645,180.85     7.007        360       740      73.22
75.01 to 80.00................        281   168,581,808.09       61.32       599,935.26     7.067        360       736      79.58
80.01 to 85.00................          7     3,692,667.57        1.34       527,523.94     7.160        360       718      83.11
85.01 to 90.00................          5     2,281,692.53        0.83       456,338.51     7.115        354       746      89.05
90.01 to 95.00................          8     4,208,596.99        1.53       526,074.62     7.210        359       706      94.37
95.01 to 100.00...............          1       582,900.00        0.21       582,900.00     7.875        360       668     100.00
Total.........................  ---------  ---------------  ----------
                                      447  $274,902,216.09     100.00%
                                =========  ===============  ==========

---------
(1)   As of the cut-off date, the weighted average original Loan-to-Value
      Ratio of the mortgage loans in loan group 3 was approximately 74.72%.
(2)   Does not take into account any secondary financing on the mortgage loans in loan group 3 that may exist at the time of origination.




                                       Geographic Distribution of Mortgaged Properties(1)

                                                                                                    Weighted             Weighted
                                                            Percent of                               Average  Weighted    Average
                                                 Aggregate    Mortgage          Average  Weighted  Remaining   Average   Original
                                Number of        Principal    Loans in        Principal   Average    Term to      FICO   Loan-to-
                                 Mortgage          Balance        Loan          Balance  Mortgage   Maturity    Credit      Value
State                               Loans      Outstanding     Group 3  Outstanding ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------------------------------------------------------------------------------------------------
Arizona.......................         30   $16,978,071.89       6.18%       565,935.73     7.095        360       735      78.48
California....................        108    68,096,532.95       24.77       630,523.45     7.018        360       740      74.34
Florida.......................         34    21,343,744.16        7.76       627,757.18     7.050        360       735      74.02
Illinois......................         18    11,214,817.86        4.08       623,045.44     7.071        360       738      76.71
Maryland......................         25    14,392,057.77        5.24       575,682.31     7.030        360       737      78.52
Massachusetts.................         13     7,911,351.67        2.88       608,565.51     7.137        360       729      74.34
Missouri......................          8     6,361,175.31        2.31       795,146.91     7.031        360       757      71.03
New Jersey....................         24    15,422,997.35        5.61       642,624.89     7.218        360       750      71.88
New York......................         39    25,517,903.92        9.28       654,305.23     7.028        360       733      71.82
Pennsylvania..................         10     5,860,456.53        2.13       586,045.65     7.240        358       741      78.10
Utah..........................          9     5,537,599.74        2.01       615,288.86     7.015        360       753      76.51
Virginia......................         29    16,387,948.02        5.96       565,101.66     7.019        360       737      73.27
Other (less than 2%)..........        100    59,877,558.92       21.78       598,775.59     7.075        360       734      75.37
Total.........................  ---------  ---------------  ----------
                                      447  $274,902,216.09     100.00%
                                =========  ===============  ==========

---------
(1)   The Other row in the preceding table includes 29 other states with under
      2% concentrations individually. As of the cut-off date, no more than approximately 1.129% of the mortgage loans in loan group 3 were secured by mortgaged properties located in any one postal zip code area.


                                                          Loan Purpose

                                                                                                    Weighted             Weighted
                                                            Percent of                               Average  Weighted    Average
                                                 Aggregate    Mortgage          Average  Weighted  Remaining   Average   Original
                                Number of        Principal    Loans in        Principal   Average    Term to      FICO   Loan-to-
                                 Mortgage          Balance        Loan          Balance  Mortgage   Maturity    Credit      Value
Loan Purpose                        Loans      Outstanding     Group 3  Outstanding ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------------------------------------------------------------------------------------------------
Refinance (cash-out)..........        107   $64,769,408.08      23.56%       605,321.57     7.034        360       723      71.88
Purchase......................        248   153,657,089.42       55.90       619,585.04     7.071        360       745      76.65
Refinance (rate/term).........         92    56,475,718.59       20.54       613,866.51     7.067        360       736      72.74
Total.........................  ---------  ---------------  ----------
                                      447  $274,902,216.09     100.00%
                                =========  ===============  ==========




                                                  Types of Mortgaged Properties

                                                                                                    Weighted             Weighted
                                                            Percent of                               Average  Weighted    Average
                                                 Aggregate    Mortgage          Average  Weighted  Remaining   Average   Original
                                Number of        Principal    Loans in        Principal   Average    Term to      FICO   Loan-to-
                                 Mortgage          Balance        Loan          Balance  Mortgage   Maturity    Credit      Value
Property Type                       Loans      Outstanding     Group 3  Outstanding ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------------------------------------------------------------------------------------------------
2 to 4 Family Residence.......          6    $3,574,827.92       1.30%       595,804.65     7.084        360       758      74.29
Cooperative...................          2     1,090,000.00        0.40       545,000.00     7.075        360       737      25.19
Low-Rise Condominium..........         28    15,507,235.88        5.64       553,829.85     7.070        360       745      74.19
Planned Unit Development......        144    84,053,220.03       30.58       583,702.92     7.055        360       738      76.31
Single Family Residence.......        267   170,676,932.26       62.09       639,239.45     7.063        360       736      74.32
Total.........................  ---------  ---------------  ----------
                                      447  $274,902,216.09     100.00%
                                =========  ===============  ==========


                                                       Occupancy Types(1)

                                                                                                    Weighted             Weighted
                                                            Percent of                               Average  Weighted    Average
                                                 Aggregate    Mortgage          Average  Weighted  Remaining   Average   Original
                                Number of        Principal    Loans in        Principal   Average    Term to      FICO   Loan-to-
                                 Mortgage          Balance        Loan          Balance  Mortgage   Maturity    Credit      Value
Occupancy Type                      Loans      Outstanding     Group 3  Outstanding ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------------------------------------------------------------------------------------------------
Primary Residence.............        398  $244,408,985.81      88.91%       614,092.93     7.056        360       738      74.51
Secondary Residence...........         49    30,493,230.28       11.09       622,310.82     7.102        360       735      76.42
Total.........................  ---------  ---------------  ----------
                                      447  $274,902,216.09     100.00%
                                =========  ===============  ==========

----------------
(1)   Based upon representations of the related borrowers at the time of origination.




                                                 Remaining Terms to Maturity(1)

                                                                                          Weighted               Weighted
                                                            Percent of                     Average  Weighted      Average
                                                 Aggregate    Mortgage          Average  Remaining   Average     Original
Remaining                       Number of        Principal    Loans in        Principal    Term to      FICO     Loan-to-
Term to Maturity                 Mortgage          Balance        Loan          Balance   Maturity    Credit  Value Ratio
(Months)                            Loans      Outstanding     Group 3  Outstanding ($)   (Months)     Score          (%)
-------------------------------------------------------------------------------------------------------------------------
360...........................        383  $234,990,759.22      85.48%       613,552.90      7.059       736        74.69
359...........................         57    36,330,493.76       13.22       637,377.08      7.072       748        74.80
358...........................          3     1,962,220.23        0.71       654,073.41      7.105       747        84.16
357...........................          2     1,104,760.92        0.40       552,380.46      7.121       729        67.57
356...........................          1       473,289.43        0.17       473,289.43      6.875       675        61.29
11............................          1        40,692.53        0.01        40,692.53      7.250       723        90.00
Total.........................  ---------  ---------------  ----------
                                      447  $274,902,216.09     100.00%
                                =========  ===============  ==========

------------
(1)   As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 3 was approximately 360 months.



                                              Interest-Only Periods at Origination

                                                                                                    Weighted             Weighted
                                                            Percent of                               Average  Weighted    Average
                                                 Aggregate    Mortgage          Average  Weighted  Remaining   Average   Original
                                Number of        Principal    Loans in        Principal   Average    Term to      FICO   Loan-to-
Interest-Only                    Mortgage          Balance        Loan          Balance  Mortgage   Maturity    Credit      Value
Period (months)                     Loans      Outstanding     Group 3  Outstanding ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------------------------------------------------------------------------------------------------
0.............................        243  $150,894,547.09      54.89%       620,965.21     7.069        360       737      73.75
120...........................        204   124,007,669.00       45.11       607,880.73     7.051        360       739      75.90
Total.........................  ---------  ---------------  ----------
                                      447  $274,902,216.09     100.00%
                                =========  ===============  ==========




                                            Prepayment Charge Periods at Origination


                                                                                                    Weighted             Weighted
                                                            Percent of                               Average  Weighted    Average
                                                 Aggregate    Mortgage          Average  Weighted  Remaining   Average   Original
Prepayment                      Number of        Principal    Loans in        Principal   Average    Term to      FICO   Loan-to-
Charge Period                    Mortgage          Balance        Loan          Balance  Mortgage   Maturity    Credit      Value
(months)                            Loans      Outstanding     Group 3  Outstanding ($)  Rate (%)   (Months)     Score  Ratio (%)
---------------------------------------------------------------------------------------------------------------------------------
0.............................        441  $269,695,416.09      98.11%       611,554.23     7.062        360       738      74.67
36............................          2     1,072,900.00        0.39       536,450.00     7.361        360       687      86.07
60............................          4     4,133,900.00        1.50     1,033,475.00     6.930        360       716      74.96
Total.........................  ---------  ---------------  ----------
                                      447  $274,902,216.09     100.00%
                                =========  ===============  ==========